Exhibit 32.1






     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)




Stephen S. Tang, President, Chief Executive Officer and Acting Chief Financial Officer of Millennium Cell Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 (the "Report") and does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) that to his knowledge:
         1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Stephen S. Tang
Stephen S. Tang
President, Chief Executive Officer &
Acting Chief Financial Officer

November 14, 2003